UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2016 (March 28, 2016)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

As previously disclosed, on January 21, 2014, NCMIC Finance Corporation (‘‘NCMIC’’) filed a complaint against Universal Processing Services of Wisconsin LLC (“UPS”), one of Newtek Business Services Corp.’s (the “Company”) merchant processing controlled portfolio companies, in the United States District Court for the Southern District of Iowa. The complaint asserted claims against UPS for breach of the UPS and NCMIC agreement for the processing of credit card transactions, and sought monetary relief.

Additionally, on October 13, 2015, UPS filed an action against NCMIC and NCMIC related entities seeking, among other things, indemnification in connection with the claims asserted by NCMIC against UPS, as well as for monetary damages for breach of contract and fraud.

In order to avoid the additional expense, inconvenience and distraction of continued litigation and trial, UPS has agreed to pay NCMIC $200,000 in exchange for NCMIC’s agreement to dismiss its claims against UPS. UPS also agreed to dismiss its indemnification and monetary damages claims against NCMIC.

The settlement does not change the Company’s previously issued 2016 dividend forecast.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding the Company’s beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause the Company’s actual results to differ from management's current expectations are contained in the Company’s filings with the Securities and Exchange Commission.  The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: April 6, 2016	By:	/S/ BARRY SLOANE
Barry Sloane
Chairman of the Board and Chief Executive Officer